Statement of Additional Information (SAI) Supplement – July 1, 2014

Fund	SAI dated
Columbia Funds Series Trust II
Columbia European Equity Fund	June 25, 2014

Effective June 24, 2014, the information under the subsection The Investment Manager and Subadvisers – Portfolio Managers in the Investment Management and Other Services section in the SAI for the above mentioned Fund has been hereby superseded and replaced with the following:

Fund	Portfolio Manager	Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
European Equity Fund	Threadneedle: Dan Ison Ann Steele(d)	1 RIC 2 PIVs 3 other accounts 1 RIC 1 PIV 4 other accounts	$573.8 million $318.2 million $4.37 billion $403.0 million $531.0 million $2.98 billion	1 PIV ($116.8 M) None	None(c)	(9)	(13)

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
(d)	The portfolio manager began managing the fund after its fiscal year end; reporting information is provided as of May 31, 2014.

The rest of this section remains the same.

Shareholders should retain this supplement for future reference.

SUP915_00_006_(07/14)